UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

COGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50947	95-4305768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Fair Oaks Avenue South Pasadena, California	91030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 799-8090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2004, Cogent, Inc. (the “Company”) issued a press release announcing its financial results for the three months ending September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the consummation of the Company’s initial public offering, the Company’s Board of Directors and stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation (the “Restated Certificate”) to be filed following the completion of the offering. The terms of the Restated Certificate were disclosed in the Company’s Registration Statement on Form S-1. On November 1, 2004, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware. The Restated Certificate, in the form filed as an exhibit to and as described in the Company’s Registration Statement on Form S-1, became effective upon filing.

The Restated Certificate includes, among others, the following provisions: (i) the Company’s board of directors has the authority to issue up to 5,000,000 shares of undesignated preferred stock and to determine the rights, preferences and privileges of these shares, without stockholder approval; (ii) all stockholder actions must be effected at a duly called meeting of stockholders and not by written consent; (ii) special meetings of stockholders may be called only by the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors; (iii) any directors, or the entire board of directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors; (iv) the Company’s bylaws may be amended or repealed upon (a) the approval of a majority of the board of directors, or (b) the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of the Company’s capital stock; and (v) the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the Company’s capital stock is required to amend or repeal the provisions of the Restated Certificate relating to (a) the management of the business and the conduct of the affairs of the Company, (b) the number of directors and the procedures for removing directors and filing vacancies, (c) the amendment of the bylaws or the Restated Certificate, (d) the personal liability of the Company’s directors for monetary damages for breach of fiduciary duty as a director, and (e) the Company’s indemnification of its officers, directors, employees and agents.

The description of the Restated Certificate set forth herein is qualified in its entirety by reference to the Restated Certificate attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cogent, Inc.

99.1	Press Release of Cogent, Inc., dated November 1, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGENT, INC.

Date: November 1, 2004	By:	/s/ Paul Kim
Paul Kim
Chief Financial Officer

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